HAWKINGS  ACCOUNTING
================================================================================
Certified  Public  Accountant

                                                17415 Monterey Street, Suite 200
                                                           Morgan Hill, CA 95037
                                                           Office (408) 776-9455
                                                              Fax (408) 776-8979

                      CONSENT OF THE INDEPENDENT ACCOUNTANT

As the independent auditor for Duro Enzyme Products, Inc., I hereby consent to the incorporation by reference in this Form 10Q Statement of my report, relating to the reviewed financial statements dated August 13, 2002 for the period of October 1, 2001 to June 30, 2002.


                                                   /s/

August  13,  2002


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